UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

February 24, 2020

KOSMOS ENERGY LTD.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35167	98-0686001
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8176 Park Lane Dallas, Texas		75231
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +214-445-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	KOS	New York Stock Exchange London Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Form 8-K/A is being filed as an amendment (“Amendment No. 1”) to the Current Report on Form 8-K filed by Kosmos Energy Ltd. (the “Company”) under Item 5.02 on February 28, 2020 regarding the retirement of Thomas P. Chambers, the Company’s Senior Vice President and Chief Financial Officer, and the appointment of his successor, Neal D. Shah, the Company’s Senior Vice President and Deputy Chief Financial Officer, effective in May 2020. This Amendment No. 1 is being filed to provide additional information with respect to Mr. Chambers’ retirement and Mr. Shah’s appointment as Senior Vice President and Chief Financial Officer of the Company.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, in connection with a reorganization of certain management roles by the Company, Neal D. Shah will become the Company’s Senior Vice President and Chief Financial Officer effective May 11, 2020.

The selection of Mr. Shah to serve as the Company’s Senior Vice President and Chief Financial Officer was not made pursuant to any arrangement or understanding with respect to any other person. In addition, there are no family relationships between Mr. Shah and any director or other executive officer of the Company and there are no related persons transactions (within the meaning of Item 404(a) of Regulation S-K) involving Mr. Shah and the Company and/or its subsidiaries. In connection with his appointment, Mr. Shah’s annual base salary remains unchanged at $460,000 and his target annual bonus opportunity remains unchanged at 75% of his annual base salary. Mr. Shah will also continue to be eligible to participate in the Kosmos Energy Ltd. Long Term Incentive Plan.

Mr. Chambers will cease serving as the Company’s Senior Vice President and Chief Financial Officer, effective May 11, 2020, and will thereafter serve as Senior Advisor to the Chairman and CEO through the end of this year, when he is expected to retire, working on strategic projects in response to the longer-term impact of the COVID-19 pandemic.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:      May 11, 2020

KOSMOS ENERGY LTD.

By:	/s/ Jason E. Doughty
Jason E. Doughty
Senior Vice President, General Counsel and Corporate Secretary